SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [  ]

Check the appropriate box:
[ ]  Preliminary proxy statement.                [ ] Confidential, for use of the Commission only (as
                                                     permitted by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[X]  Soliciting material under rule 14a-12

                                            Jurika & Voyles Fund Group
-------------------------------------------------------------------------------------------------------------------
                                 (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------------------------------------------
(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------------------------------------------
(5)    Total fee paid:

-------------------------------------------------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------------------------------------------
[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

-------------------------------------------------------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------------------------------------------

(3)    Filing Party:

-------------------------------------------------------------------------------------------------------------------

(4)    Date Filed:

-------------------------------------------------------------------------------------------------------------------

PROXY CARD - Front

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-888-221-0697
OR LOG ON TO www.proxyweb.com

Please fold and detach card at perforation before mailing.

PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS - November 16, 2001

The undersigned hereby appoints Karl Mills and Scott Jaggers, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of Jurika & Voyles Fund Group, on November 16, 2001 at 9:00 a.m. Pacific time, and at any adjournments thereof, all of the shares of each Fund of the Trust the undersigned would be entitled to vote if personally present.

Date:_____________, 2001


Signature(s) (if held jointly)
NOTE: Please sign exactly as your name appears on this proxy card. All owners should sign. When signing as executor, administrator, Trustee or guardian or as custodian for a minor, please give full as such. If a corporation, please sign in full corporate name and the signer's office. If a partner, sign in the partnership name.

PROXY CARD - Back

Please fold and detach card at perforation before mailing

Please fill in box(es) as shown using black or blue ink or number 2 pencil. DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL FOR WHICH THE SHAREHOLDER IS ENTITLED TO VOTE.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals 1, 2 and 3.

1. Approval of the acquisition of the Jurika & Voyles Small-Cap Fund by the CDC Nvest Jurika & Voyles Small Cap Growth Fund (Jurika & Voyles Small-Cap Fund shareholders only).

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

2. Approval of the acquisition of the Jurika & Voyles Balanced Fund by the CDC Nvest Balanced Fund (Jurika & Voyles Balanced Fund shareholders only).

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

3. Approval of the acquisition of the Jurika & Voyles Value+Growth Fund by the CDC Nvest Jurika & Voyles Relative Value Fund (Kobrick Jurika & Voyles Value+Growth Fund shareholders only).

                           FOR       AGAINST     ABSTAIN
                           [ ]         [ ]       [ ]

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                         MANAGEMENT INFORMATION SERVICES
                           SCRIPT FOR TELEPHONE VOTING
                         JURIKA & VOYLES SMALL-CAP FUND

OPENING

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"Welcome.  Please enter the control number located on the upper portion of your proxy card."
-------------------------------------------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
-------------------------------------------------------------------------------------------------------------------



OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
-------------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
-------------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately.
If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
-------------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER"
SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"Thank you for voting."
-------------------------------------------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"Proposal 1:  "To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
-------------------------------------------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"Proposal 2:  "Not Applicable, Your Fund is not seeking a vote for this proposal"
-------------------------------------------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"Proposal 3:  "Not Applicable, Your Fund is not seeking a vote for this proposal"
-------------------------------------------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR PROPOSAL 1 IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
-------------------------------------------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
-------------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately.
If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
-------------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER
THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------------------------------------------
"Thank you for voting."
-------------------------------------------------------------------------------------------------------------------

CALL IS TERMINATED.

                         MANAGEMENT INFORMATION SERVICES
                           SCRIPT FOR TELEPHONE VOTING
                          JURIKA & VOYLES BALANCED FUND

OPENING

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Welcome.  Please enter the control number located on the upper portion of your proxy card."
---------------------------------------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
---------------------------------------------------------------------------------------------------------------



OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
---------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
---------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press
0 now."
---------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL
NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Thank you for voting."
---------------------------------------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Proposal 1:   "Not Applicable, Your Fund is not seeking a vote for this proposal"
---------------------------------------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Proposal 2:   "To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."

---------------------------------------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Proposal 3:   "Not Applicable, Your Fund is not seeking a vote for this proposal"
---------------------------------------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR PROPOSAL 2 IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
---------------------------------------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
---------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press
0 now."
---------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE
ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Thank you for voting."
---------------------------------------------------------------------------------------------------------------

CALL IS TERMINATED.

                         MANAGEMENT INFORMATION SERVICES
                           SCRIPT FOR TELEPHONE VOTING
                       JURIKA & VOYLES VALUE + GROWTH FUND

OPENING

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Welcome.  Please enter the control number located on the upper portion of your proxy card."
---------------------------------------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."
---------------------------------------------------------------------------------------------------------------



OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
---------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
---------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press
0 now."
---------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL
NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Thank you for voting."
---------------------------------------------------------------------------------------------------------------

CALL IS TERMINATED.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Proposal 1:   "Not Applicable, Your Fund is not seeking a vote for this proposal"
---------------------------------------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Proposal 2:   "Not Applicable, Your Fund is not seeking a vote for this proposal"
---------------------------------------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Proposal 3:   "To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."

---------------------------------------------------------------------------------------------------------------
WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Your votes have been cast as follows (VOTE FOR PROPOSAL 3 IS GIVEN). If this is correct, press 1 now. If incorrect, press 0."
---------------------------------------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
---------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Your votes have been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press
0 now."
---------------------------------------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE
ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

---------------------------------------------------------------------------------------------------------------
"Thank you for voting."
---------------------------------------------------------------------------------------------------------------

CALL IS TERMINATED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          INTERNET PROXY VOTING SERVICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD: [    ] [    ] [    ] [    ] [    ]

          CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                        THEN CLICK THE VOTE BUTTON BELOW.
                                      -OR-
          TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.
                                     [VOTE]



                                            proxyweb.com is a service of:
                                                 MIS, an ADP company

                            ----------------------------------------------------
                            ----------------------------------------------------
[GRAPHIC OMITTED]
                                            Full service proxy specialists


                                            This site is best viewed using
                                      Netscape or Internet Explorer versions 3.0
                                                       or higher
                                        and using a display resolution of 800 X
                                                         600.

                                                  [GRAPHIC OMITTED]

                          INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                         JURIKA & VOYLES SMALL-CAP FUND



This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each proposal which the shareholder is entitled to vote. The Trustees recommend a vote FOR Proposals 1, 2 and 3.

PROPOSAL 1.  APPROVAL OF THE ACQUISITION OF THE JURIKA &         [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
             VOYLES SMALL-CAP FUND BY CDC NVEST JURIKA &
             VOYLES SMALL CAP GROWTH FUND.

-------------------------------------------------------------------------------------------------

PROPOSAL 2.  NOT APPLICABLE. YOUR FUND IS NOT SEEKING A          [X] NOT APPLICABLE
             VOTE ON THIS PROPOSAL.

-------------------------------------------------------------------------------------------------

PROPOSAL 3.  NOT APPLICABLE. YOUR FUND IS NOT SEEKING A
             VOTE ON THIS PROPOSAL.                              [X] NOT APPLICABLE

-------------------------------------------------------------------------------------------------

  Please refer to the proxy statement for discussion of each of these matters. If no specification is made on a proposal, the proposal will be voted "FOR".

================================================================================

   To receive email confirmation, enter your email address here:  [          ]


                PRESS THIS BUTTON TO [ Submit ] YOUR PROXY VOTE.
             PLEASE REVIEW YOUR SELECTION CAREFULLY BEFORE VOTING.
   IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT)
                         VOTE WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                          JURIKA & VOYLES BALANCED FUND



This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each proposal which the shareholder is entitled to vote. The Trustees recommend a vote FOR Proposals 1, 2 and 3.

PROPOSAL 1.  NOT APPLICABLE. YOUR FUND IS NOT SEEKING A
             VOTE ON THIS PROPOSAL.                              [X] NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------

PROPOSAL 2.  APPROVAL OF THE ACQUISITION OF THE JURIKA &
             VOYLES BALANCED FUND BY THE CDC NVEST
             BALANCED FUND.                                      [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

--------------------------------------------------------------------------------------------------------------

PROPOSAL 3.  NOT APPLICABLE. YOUR FUND IS NOT SEEKING A
             VOTE ON THIS PROPOSAL.                              [X] NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------

       Please refer to the proxy statement for discussion of this matter.
  If no specification is made on a proposal, the proposal will be voted "FOR".

================================================================================

   To receive email confirmation, enter your email address here: [          ]



                PRESS THIS BUTTON TO [ Submit ] YOUR PROXY VOTE.
             PLEASE REVIEW YOUR SELECTION CAREFULLY BEFORE VOTING.
   IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT)
                         VOTE WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                                PROXY VOTING FORM
                       JURIKA & VOYLES VALUE + GROWTH FUND



This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each proposal which the shareholder is entitled to vote. The Trustees recommend a vote FOR Proposals 1, 2 and 3.

PROPOSAL 1.  NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE
             ON THIS PROPOSAL.                                   [X] NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------

PROPOSAL 2. NOT APPLICABLE. YOUR FUND IS NOT SEEKING A VOTE
            ON THIS PROPOSAL.                                    [X] NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------

PROPOSAL 3. APPROVAL OF THE ACQUISITION OF THE JURIKA &
            VOYLES VALUE + GROWTH FUND BY THE CDC NVEST
            JURIKA & VOYLES RELATIVE VALUE Fund.                 [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

--------------------------------------------------------------------------------------------------------------





       Please refer to the proxy statement for discussion of this matter.
  If no specification is made on a proposal, the proposal will be voted "FOR".

================================================================================

   To receive email confirmation, enter your email address here: [          ]


                PRESS THIS BUTTON TO [ Submit ] YOUR PROXY VOTE.
             PLEASE REVIEW YOUR SELECTION CAREFULLY BEFORE VOTING.
          IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST
                  (MOST RECENT) VOTE WILL BE CONSIDERED VALID.